UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-09373
Oppenheimer Senior Floating Rate Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: July 31
Date of reporting period: 07/31/2008

Item 1. Reports to Stockholders.

July 31, 2008

Oppenheimer

Senior Floating Rate Fund

Management Commentaries and Annual Report

MANAGEMENT COMMENTARIES

Market Recap and Outlook

Listing of Top Holdings

ANNUAL REPORT

Fund Performance Discussion

Listing of Investments

Financial Statements

OppenheimerFunds®

The Right Way to Invest

July 31, 2008 Oppenheimer Management Senior Floating Rate Commentaries and Fund Annual Report MANAGEMENT COMMENTARIES Market Recap and Outlook Listing of Top Holdings ANNUAL REPORT Fund Performance Discussion Listing of Investments Financial Statements

TOP HOLDINGS AND ALLOCATIONS
Top Ten Corporate Loan Industries

Media	20.0%
Health Care Providers & Services	7.7
Electric Utilities	7.3
Commercial Services & Supplies	7.1
Hotels, Restaurants & Leisure	5.1
Oil, Gas & Consumable Fuels	4.6
Aerospace & Defense	3.4
Chemicals	3.1
Road & Rail	2.7
Diversified Telecommunications Services	2.3
Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2008, and are based on net assets.
Top Five Corporate Loan Holdings by Issuer

Charter Communications Holdings LLC	2.8%
RailAmerica, Inc.	1.7
Citadel Broadcasting Co.	1.5
Riverside Energy Center LLC/Rocky Mountain Power	1.3
Western Refining, Inc.	1.2
Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2008, and are based on the total market value of investments. For more current information on Fund holdings, please visit www.oppenheimerfunds.com.
Credit Allocation

BBB	0.6%
BB	43.7
B	30.3
CCC	5.1
CC	0.1
Not Rated	9.5
Other Securities	10.7
Portfolio holdings and allocations are subject to change. Percentages are as of July 31, 2008, and are dollar-weighted based on the total market value of investments. Securities rated by any rating organization are included in the equivalent S&P rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings above have been assigned by the Manager for internal purposes as being comparable, in the Manager’s judgment, to securities rated by a rating agency in the same category.
8 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended July 31, 2008.
Management Discussion of Fund Performance. For the 12-month period ended July 31, 2008, Oppenheimer Senior Floating Rate Fund produced total returns that were lower than that of its benchmark, the Credit Suisse Leveraged Loan Index. The Fund’s Class A shares (without sales charge) did fare well in Lipper Inc.’s Loan Participation Funds category, finishing #9 out of 42 funds ranked, or in the 21st percentile.1 We attribute the Fund’s relative performance to the effects of heightened volatility in the bank loan market and credit problems affecting individual holdings in the consumer products and financials sectors.
     In the midst of persistently unsettled economic and market conditions throughout the reporting period, we maintained a generally defensive investment strategy, de-emphasizing loans from issuers in industry groups—such as retailers, consumer products, finance and housing—that we regarded as relatively sensitive to macroeconomic factors. Instead, we focused primarily on loans from issuers in less cyclical areas, including the health care and energy sectors. In addition, the Fund held no exposure to troubled sub-prime mortgages during the reporting period.
     This sector allocation strategy enabled the Fund to participate more fully in some of the bank loan market’s better performing areas, while sheltering it from the full brunt of weakness among the laggards. Overweighted positions in the energy, health care and cable-and-broadcasting sectors proved particularly beneficial to the Fund’s relative performance. However, the positive effects of our sector allocations were offset by shortfalls in our security selection strategy, as credit issues among individual holdings in the building materials and consumer products areas detracted from relative performance. In addition, the need to raise cash for shareholder redemptions resulted in the sale of some loans at relatively low prices.
     As of the reporting period’s end, we have maintained the Fund’s generally defensive investment posture. As we have seen some evidence of recovery in market conditions over the second half of the reporting period, we are, albeit selectively, taking a more proactive approach to capturing opportunities among fundamentally sound loans that may have been punished too severely during the downturn.

1.	Lipper Inc., 7/31/08. Lipper ranking is for Class A shares and ranking may include more than one share class of funds in the category, including other share classes of this Fund. Ranking is based on total return as of 7/31/08, without considering sales charges. Different share classes may have different expenses and performance characteristics. Past performance is no guarantee of future results.
9 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. The Fund’s investment advisor had previously voluntarily undertaken to waive 0.20% of its management fee. Effective January 1, 2006, that waiver was reduced from 0.20% to 0.10%. This waiver can be further modified or terminated at any time by the advisor. Without that waiver, Fund performance would have been lower. Investors should consider the Fund’s investment objectives, risks, and other charges and expenses carefully before investing. The Fund’s prospectus contains this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus carefully before investing. The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings or industry sectors does not constitute a recommendation by OppenheimerFunds, Inc.
Oppenheimer Senior Floating Rate Fund is a continuously offered closed-end fund whose shares are not listed on any stock exchange or national quotation service. The Fund’s shares are not redeemable for cash daily but the Fund seeks to provide a degree of liquidity to shareholder by making quarterly offers to repurchase a portion of the Fund’s shares. However, there can be no assurance that the Fund will be able to repurchase all shares tendered in a particular repurchase offer. Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. Shares of the Fund will fluctuate and the Fund is not a money market fund.
10 | OPPENHEIMER SENIOR FLOATING RATE FUND

Class A shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 3.50%.
Class B shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class B total returns are shown net of the applicable early withdrawal charge of 3% (first year), 2% (second year), 1.5% (third and fourth years) and 1% (fifth year). Because Class B shares convert to Class A shares 72 months after purchase, Class B returns for the life of the class do not include any early withdrawal charges and use Class A performance for the period after conversion. Class B shares are subject to an annual 0.50% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 9/8/99. Unless otherwise noted, Class C shares are shown net of the applicable 1% early withdrawal charge for the 1-year period. Class C shares are subject to an annual 0.50% asset-based sales charge.
Class Y shares of the Fund were first publicly offered on 11/28/05. Class Y shares are offered only to certain institutional investors under a special agreement with the Distributor, and to present or former officers, directors, trustees or employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
11 | OPPENHEIMER SENIOR FLOATING RATE FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, early withdreawal charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended July 31, 2008.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
12 | OPPENHEIMER SENIOR FLOATING RATE FUND

the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	February 1, 2008	July 31, 2008	July 31, 2008
Class A	$1,000.00	$984.80	$5.29
Class B	1,000.00	980.70	8.26
Class C	1,000.00	980.10	7.71
Class Y	1,000.00	983.60	5.19

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.54	5.39
Class B	1,000.00	1,016.56	8.41
Class C	1,000.00	1,017.11	7.85
Class Y	1,000.00	1,019.64	5.29
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated fund, based on the 6-month period ended July 31, 2008 are as follows:

Class	Expense Ratios
Class A	1.07%
Class B	1.67
Class C	1.56
Class Y	1.05
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager and Transfer Agent that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
13 | OPPENHEIMER SENIOR FLOATING RATE FUND

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14 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS July 31, 2008

	Principal
	Amount	Value
Corporate Loans—93.5%
Consumer Discretionary—30.3%
Auto Components—2.3%
Allison Transmission, Inc., Sr. Sec. Credit Facilities Term Loan, 5.21%-5.47%, 8/7/14[1]	$6,982,413	$6,268,461
Dana Corp., Sr. Sec. Credit Facilities Term Loan, 6.75%, 1/31/15[1]	8,437,530	7,828,452
Delphi Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
Debtor in Possession, Tranche C, 8.50%, 12/31/08[1]	9,665,631	8,643,491
Delphi Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Delayed Draw, Debtor in Possession, Tranche C, 8.50%, 12/31/08[1]	984,369	880,272
Federal Mogul Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 1.938%-4.408%, 12/29/14[1]	11,594,985	9,160,038
Tranche C, 1.938%-4.408%, 12/28/15[1]	3,371,182	2,751,726
Mark IV Industries, Inc./Dayco Products LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.14%-7.72%, 6/21/11[1]	13,703,464	9,832,236

		45,364,676

Automobiles—1.1%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 6.46%, 8/3/13[1,2]	17,412,280	8,314,364
Ford Motor Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.46%, 12/16/13[1]	16,653,523	13,156,283

		21,470,647

Hotels, Restaurants & Leisure—5.1%
BLB Wembley plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7/18/11[2,3]	7,809,265	5,817,902
BLB Wembley plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7/25/12[2,3]	23,657	17,625
BLB Wembley plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7/25/13[2,3]	8,000,000	1,600,000
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.945%, 5/4/13[1]	4,764,677	4,562,178
Cannery Casino Resorts LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 4.932%-5.051%, 5/4/13[1]	6,276,022	6,009,292
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 2L, 5.72%, 12/31/14[1,2]	13,000,000	8,320,000
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw:
Tranche A, 4.551%, 11/25/13[1]	1,012,334	876,512
Tranche B, 4.551%, 11/25/13[1]	1,417,156	1,227,020
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities Term Loan, 4.551%, 11/25/13[1]	3,542,889	3,067,551
Las Vegas Sands Corp., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 4.56%, 5/8/14[1]	1,444,500	1,251,495
Quiznos Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.813%, 5/5/13[1]	8,000,000	6,832,000
Quiznos Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.551%, 11/5/13[1]	12,000,000	9,840,000
Sagittarius Restaurant, Sr. Sec. Credit Facilities Term Loan, Tranche B, 9.344%-9.50%, 3/2/13[1,2]	12,098,703	9,527,728

F1 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Hotels, Restaurants & Leisure Continued
Turtle Bay Resort, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9/13/10[2,3]	$1,930,402	$1,399,541
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 5.06%, 5/25/13[1]	1,360,117	1,315,184
Tranche B, 5.06%, 5/25/13[1]	7,697,749	7,443,446
Venetian Macao Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.25%-5.06%, 5/25/11[1]	9,342,475	9,033,837
Wimar OpCo LLC/Tropicana Entertainment Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 1/3/12[3]	17,159,256	14,638,990
Yonkers Raceway, Sr. Sec. Credit Facilities Term Loan, 10.50%, 8/15/11[1,2]	8,158,224	8,117,433

		100,897,734

Household Durables—0.6%
Sleep Innovations, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4/3/14[2,3]	10,098,000	2,701,215
Sleep Innovations, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10/3/14[2,3]	3,000,000	142,500
Springs Window Fashions Division, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.563%, 12/30/12[1]	12,556,730	8,852,495

		11,696,210

Media—20.0%
AMC Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.21%, 1/26/13[1]	21,076,437	19,872,783
Advanstar Communications, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.051%, 5/15/14[1,2]	19,800,000	15,147,000
Alpha Media Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.051%, 8/14/14[1,2]	15,489,573	14,327,855
Cengage Learning Holdings II LP, Sr. Sec. Credit Facilities Term Loan, 4.96%, 7/4/14[1]	4,987,437	4,419,338
Cequel Communications LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.373%, 5/5/14[1]	6,500,000	5,734,625
Cequel Communications LLC, Sr. Sec. Credit Facilities Term Loan, 4.685%-5.902%, 11/5/13[1]	9,363,747	8,711,178
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.67%-4.80%, 3/5/14[1]	42,282,512	37,309,920
Charter Communications Operation LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, 5.301%, 9/1/14[1]	22,000,000	17,765,000
Charter Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche T2 Add-On, 8.50%, 3/6/14[1]	4,987,500	4,937,181
Cinemark USA, Inc., Sr. Sec. Credit Facilities Term Loan, 4.43%-4.93%, 10/5/13[1]	6,337,220	5,989,806
Cinram International, Inc., Sr. Sec. Credit Facilities Term Loan, 4.784%, 5/6/11[1,2]	22,068,826	18,537,813
Citadel Broadcasting Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.095%-4.435%, 6/12/14[1]	39,750,000	32,595,000

F2 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value
Media Continued
Cumulus Media, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.21%-4.213%, 6/11/14[1]	$1,961,060	$1,693,047
Discovery Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.801%, 4/30/14[1]	4,987,406	4,883,917
FoxCo Acquisition Sub LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.25%, 7/14/15[1]	4,200,000	4,137,000
Hit Entertainment, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.79%, 8/5/12[1,2]	7,238,186	6,297,222
Live Nation, Inc./SFX Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan, 5.72%, 6/21/13[1,2]	6,859,400	6,447,836
Mediacom Communications Corp./MCC Iowa LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche D2, 4.21%-4.22%, 1/31/15[1]	5,399,266	4,947,077
Tranche E, 6.50%, 1/3/16[1]	6,600,001	6,575,250
Mediacom LLC, Sr. Sec. Credit Facilities Term Loan, Tranche A, 3.71%-3.72%, 9/30/12[1]	9,500,000	8,953,750
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.517%, 11/15/13[1]	21,250,000	15,937,500
Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B Add-On, 6.051%, 4/8/12[1]	8,393,750	6,526,141
Tranche B, 6.051%, 4/8/12[1]	23,521,831	18,288,224
Nielsen Finance Co. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.734%, 8/9/13[1]	9,974,634	9,296,309
Paxson Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.041%, 1/15/12[1,2]	14,000,000	11,340,000
Penton Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.713%-5.049%, 2/1/13[1]	20,004,331	16,003,465
Quebecor Media, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.791%, 1/17/13[1,2]	7,127,185	6,877,734
San Juan Cable & Construction, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.68%, 10/31/12[1]	9,981,716	8,783,910
Sirius Satellite Radio, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.938%-5.438%, 12/13/12[1,2]	7,940,000	7,106,300
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.056%, 3/5/14[1,2]	5,965,199	3,057,165
Tribune Increment Co., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.785%, 6/4/14[1]	4,974,906	3,420,248
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.713%-5.049%, 9/29/14[1]	22,500,000	18,474,615
Young Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan, 5.313%, 11/3/12[1]	29,679,554	25,969,609
Zuffa LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.50%, 6/18/15[1]	20,563,671	17,273,484

		397,637,302

F3 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Multiline Retail—0.9%
General Growth Properties, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 3.62%, 2/24/10[1]	$19,902,011	$17,754,246
Specialty Retail—0.3%
BCBG Max Azria Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.621%-8.961%, 8/10/11[1]	3,942,316	3,429,814
Burlington Coat Factory Warehouse Corp., Sr. Sec. Credit Facilities Term Loan, 4.90%, 5/28/13[1]	4,922,626	3,938,101

		7,367,915

Consumer Staples—1.7%
Food Products—0.7%
Dole Food Co., Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 4.50%-6%, 4/12/13[1]	897,585	829,914
Tranche C, 4.813%-6%, 4/12/13 [1]	6,951,280	6,427,215
Pinnacle Foods Finance LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.213%-5.558%, 4/2/14[1]	7,979,849	7,308,209

		14,565,338

Personal Products—1.0%
Levlad Natural Products Group LLC, Sr. Sec. Credit Facilities Term Loan, 4.899%-5.051%, 3/8/14 [1]	28,938,649	19,581,829
Energy—6.2%
Energy Equipment & Services—1.6%
Antero Resources Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.30%, 4/10/14[1]	15,000,000	13,762,500
Beryl Oil & Gas LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.776%, 7/14/11[1]	5,614,214	5,530,001
Global Geophysical Services, Inc., Sr. Sec. Credit Facilities Term Loan, 7.551%, 12/10/14[1]	12,935,000	12,870,325

		32,162,826

Oil, Gas & Consumable Fuels—4.6%
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 8.50%, 1/1/14[1]	11,931,818	11,613,632
Tranche B2, 8.50%, 7/1/10[1]	6,818,182	6,636,361
Bosque Power Co. LLC, Sr. Sec. Credit Facilities Term Loan, 8.041%, 1/16/15[1]	18,206,553	17,956,213
Coleto Creek Power LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.551%, 6/28/13[1]	20,516,018	18,703,776
Pine Praire, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 5.31%, 12/31/13[1,2]	3,223,933	3,078,856
Pine Praire, Sr. Sec. Credit Facilities Term Loan, 5.31%, 12/31/13[1]	7,750,984	7,402,190
Western Refining Corp., Sr. Sec. Credit Facilities Term Loan, 7.75%, 2/8/14[1]	28,864,939	26,158,851

		91,549,879

F4 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value
Financials—1.4%
Capital Markets—0.6%
Nuveen Investments, Inc., Sr. Sec. Credit Facilities Term Loan, 5.46%-5.463%, 11/1/14[1]	$12,867,750	$11,934,837
Insurance—0.4%
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.039%, 4/3/14[1]	10,812,627	8,001,344
Real Estate Investment Trusts—0.4%
Capital Auto Real Estate Services, Inc., Sr. Sec. Credit Facilities Term Loan, 4.22%, 12/16/10[1]	8,019,814	7,624,838
Health Care—11.1%
Health Care Equipment & Supplies—1.8%
CCS Medical Equipment & Uniforms, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.06%, 9/30/12[1]	21,125,050	17,780,257
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.463%-4.801%, 4/30/13[1]	6,156,291	5,432,927
Carestream Health, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.899%-8.149%, 9/26/13[1,2]	5,000,000	3,575,000
dj Orthopedics, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.463%-5.801%, 10/31/14[1]	9,950,000	9,676,375

		36,464,559

Health Care Providers & Services—7.7%
Aveta Holdings, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche MMM, 9.59%, 8/22/11[1]	5,134,029	4,791,758
Tranche NAMM, 9.59%, 7/27/11[1]	1,374,321	1,282,699
Tranche NAMM, 9.59%, 8/22/11[1]	762,684	711,838
Tranche PHMC, 9.59%, 8/22/11[1]	4,207,454	3,926,955
Capella Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.301%, 2/14/15[1,2]	6,384,000	6,160,560
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.713%-4.899%, 7/2/14[1]	12,533,235	11,884,778
Community Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 1%, 7/2/14[1]	640,992	607,828
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.536%-7.75%, 8/10/12[1,2]	6,863,727	6,632,077
Genoa Healthcare LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.286%, 2/10/13[1,2]	1,000,000	975,000
HCA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.051%, 11/18/13[1]	11,785,325	11,098,665
HVHC, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.051%, 8/1/13[1]	6,059,406	5,756,436
Health Management Associates, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.551%, 2/28/14[1]	7,414,817	6,870,295
HealthCare Partners, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.213%, 10/31/13[1,2]	4,651,212	4,465,163

F5 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Health Care Providers & Services Continued
HealthSouth Corp., Sr. Sec. Credit Facilities Term Loan, 5.29%, 3/10/13[1]	$9,696,847	$9,186,027
Healthways, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.301%, 11/15/13[1,2]	8,668,000	8,364,620
Manor Care, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.963%, 10/18/14[1,2]	6,934,241	6,431,509
MultiPlan, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5%, 4/15/13[1]	3,418,684	3,240,273
Tranche C, 5%, 4/12/13[1]	6,810,964	6,455,521
Prospect Medical Group, Sr. Sec. Credit Facilities Term Loan, Tranche B, 11%, 8/1/14[1,2]	7,655,789	6,966,768
Quintiles Transnational Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.81%, 3/31/13[1]	10,551,803	10,063,782
Rural/Metro Corp., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 5.85%, 3/4/11[1,2]	2,970,563	2,807,182
Rural/Metro Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5.43%, 3/4/11[1]	634,146	599,268
Tranche B, 6.27%, 3/4/11[1,2]	5,804,780	5,485,517
SouthernCare, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.458%-5.788%, 12/10/10[1,2]	12,303,752	11,073,377
Triumph HealthCare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.456%-5.796%, 7/28/13[1,2]	10,316,414	9,645,847
Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan:
Tranche B, 4.463%-4.801%, 1/4/12[1]	6,719,598	6,506,809
Tranche C, 4.801%, 1/4/12[1]	1,458,609	1,412,418

		153,402,970

Pharmaceuticals—1.6%
Royalty Pharma, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.051%, 4/16/13[1]	7,825,138	7,808,024
Stiefel Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.042%, 12/28/13[1,2]	5,873,467	5,594,477
Stiefel Laboratories, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 5.042%, 12/28/13[1,2]	4,492,453	4,279,062
Talecris Biotherapeutics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.18%, 12/6/13[1]	14,765,101	13,620,805

		31,302,368

Industrials—19.3%
Aerospace & Defense—3.4%
AM General LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 5.456%, 9/29/12[1]	183,111	167,775
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3%-5.803%, 9/30/13[1]	24,471,353	22,421,875

F6 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value
Aerospace & Defense Continued
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.541%, 2/21/13[1]	$13,941,923	$12,896,279
DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.791%, 2/21/14[1,2]	5,000,000	4,525,000
Gencorp, Inc., Sr. Sec. Credit Facilities Prefunded Letter of Credit Term Loan, 4.72%, 3/21/13[1]	2,795,478	2,697,636
Gencorp, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.90%, 3/21/13[1]	1,549,979	1,495,729
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.006%, 12/30/12[1,2]	19,876,421	16,000,519
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.919%, 6/30/13[1,2]	8,022,000	5,615,400
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan, 4.50%-4.75%, 2/3/14[1]	1,548,526	1,135,844

		66,956,057

Air Freight & Logistics—1.2%
Evergreen International Aviation, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 10/31/11[1]	22,855,003	20,512,365
Evergreen International Aviation, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 16.808%, 4/30/13[1,2]	3,010,259	2,720,521

		23,232,886

Building Products—1.1%
Champion OpCo., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.961%, 5/11/13[1,2]	2,193,750	1,502,719
Custom Building Products, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.713%-5.051%, 10/20/11[1]	4,266,779	3,733,431
Custom Building Products, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.801%, 4/20/12[1,2]	1,000,000	795,000
Goodman Global, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.50%, 2/13/14[1]	1,930,000	1,909,494
PGT Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.46%, 2/14/12[1]	7,251,303	6,344,890
United Subcontractors, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.885%-7.566%, 12/27/12[1,2]	11,763,768	7,190,603

		21,476,137

Commercial Services & Supplies—7.1%
Allied Security Holdings LLC, Sr. Sec. Credit Facilities Term Loan, Tranche D, 5.49%, 7/17/12[1]	16,372,318	15,635,564
Allied Waste Industries, Inc., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 1.50%, 3/28/14[1]	1,501,924	1,475,953
Allied Waste Industries, Inc., Sr. Sec. Credit Facilities Term Loan, 2%, 2/24/12[1]	2,498,076	2,454,879
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.784%, 7/2/14[1]	13,715,000	12,937,812

F7 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Commercial Services & Supplies Continued
Bright Horizons LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 4%-7.50%, 5/21/15[1]	$12,000,000	$11,838,756
First Data Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B-1, 5.212%-5.552%, 9/24/14[1]	3,905,088	3,601,889
Tranche B-2, 2.75%-5.552%, 9/24/14[1]	4,482,412	4,134,312
Tranche B-3, 5.551%-5.552%, 9/24/14[1]	7,481,156	6,896,024
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/22/13[1,2]	10,942,841	8,425,988
New Holdings I LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.149%-5.299%, 5/18/14[1]	12,941,653	11,615,134
Norwood Promotional Products, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 10.48%, 8/16/09[1]	25,114,523	23,858,797
Rental Service Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.30%, 11/15/12[1]	3,196,377	2,629,019
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.551%, 2/21/15[1]	9,974,811	9,243,328
West Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B3, 4.838%-5.171%, 10/24/13[1]	18,641,705	16,795,021
Workflow Management, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 10/17/10[1,2]	11,947,830	9,961,503

		141,503,979

Electrical Equipment—0.5%
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.221%, 11/29/13[1]	11,974,684	10,809,247
Industrial Conglomerates—2.1%
Hillman Group, Inc. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.688%, 3/31/11[1,2]	17,069,157	15,959,662
Precision Partners, Inc., Sr. Sec. Credit Facilities Term Loan, 10%, 10/1/13[1]	26,110,228	25,783,850

		41,743,512

Machinery—1.2%
BOC Edwards, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.644%, 5/31/14[1,2]	15,823,829	13,371,135
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.30%, 7/2/14[1]	11,643,706	10,333,789
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 4.97%, 7/2/14[1]	1,367,580	1,213,727

		24,918,651

Road & Rail—2.7%
RailAmerica, Inc. (Canadian), Sr. Sec. Credit Facilities Term Loan, 6.79%, 8/14/09[1,2]	2,182,720	2,179,992
RailAmerica, Inc., Sr. Sec. Credit Facilities Term Loan, 6.79%, 8/14/09[1,2]	33,717,280	33,675,133

F8 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value
Road & Rail Continued
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan, 6.459%-6.463%, 10/12/14[1]	$21,041,720	$17,254,210

		53,109,335

Information Technology—4.4%
Internet Software & Services—0.4%
Dealer Computer Services, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.301%, 11/1/13[1]	8,000,000	7,420,000
IT Services—1.6%
Apptis, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.72%-6.06%, 12/20/12[1]	11,523,077	10,140,308
Caritor, Inc., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 4.72%, 5/17/13[1]	140,515	103,044
Caritor, Inc., Sr. Sec. Credit Facilities Term Loan, 4.72%, 5/17/13[1]	29,138,964	21,368,564

		31,611,916

Semiconductors & Semiconductor Equipment—0.5%
Flextronics International Ltd., Sr. Sec. Credit Facilities Term Loan, Delayed Draw:
Tranche A1, 5.041%, 10/1/14[1]	1,318,131	1,198,264
Tranche A2, 5.051%, 10/1/14[1]	2,301,909	2,092,580
Tranche A3, 5.051%, 10/1/14[1]	2,685,560	2,441,343
Flextronics International Ltd., Sr. Sec. Credit Facilities Term Loan, 5.038%-5.041%, 10/1/14[1]	4,587,095	4,231,595

		9,963,782

Software—1.9%
Kronos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.051%, 5/9/14[1]	6,073,500	5,587,620
Nuance Communications, Inc., Sr. Sec. Credit Facilities Incremental Term Loan, Tranche B2, 4.97%, 3/31/13[1]	9,570,806	9,024,476
Nuance Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.97%, 3/31/13[1]	4,663,711	4,397,493
Verint Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.873%, 5/9/14[1]	21,115,385	19,215,000

		38,224,589

Materials—7.5%
Chemicals—3.1%
Brenntag AG, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.071%, 12/31/13[1,2]	2,054,545	1,885,046
Brenntag AG, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.071%, 6/30/15[1,2]	3,000,000	2,445,000
Brenntag AG, Sr. Sec. Credit Facilities Acquisition Term Loan, 5.071%, 12/31/13[1,2]	2,945,455	2,702,454

F9 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value
Chemicals Continued
Cristal Inorganic Chemicals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.301%, 5/15/14[1]	$4,965,025	$4,207,859
Hexion Specialty Chemicals, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche C-1, 5.063%, 5/5/13[1]	8,109,026	7,075,125
Tranche C-2, 5.063%, 5/5/13[1]	1,685,593	1,470,680
Tranche C-4, 5%, 5/5/13[1]	6,342,500	5,533,831
Tranche C-5, 5.063%, 5/3/13[1]	1,485,000	1,295,663
Huntsman International LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.213%, 8/16/12[1]	7,550,487	7,101,505
Ineos Group Ltd., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 4.885%, 12/16/13[1]	1,886,633	1,577,697
Tranche C, 5.385%, 12/14/14[1]	1,884,598	1,575,995
Lucite International Holdings LLC, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 4.92%-5.05%, 7/19/13[1]	2,688,836	2,211,568
Lucite International Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 4.92%, 7/7/13[1]	15,621	12,849
Lucite International Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 5.05%, 7/7/13[1]	6,107,985	5,023,818
Solutia, Inc., Sr. Sec. Credit Facilities Term Loan, 8.50%, 1/23/15[1]	5,472,500	5,217,689
Univar USA OPCO, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.801%, 10/10/14[1]	4,183,987	3,850,578
Wellman, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2/10/09[2,3]	17,322,882	8,661,441

		61,848,798

Containers & Packaging—1.9%
Berry Plastics Group, Inc., Sr. Sec. Credit Facilities Term Loan, 4.784%, 4/3/15[1]	5,359,064	4,733,201
Consolidated Container Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.963%-10.855%, 9/28/14[1]	14,200,000	7,277,499
Consolidated Container Co., Sr. Sec. Credit Facilities Property, Plant & Equipment Term Loan, 4.713%-5.046%, 3/23/14[1,2]	8,887,500	6,769,316
Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.875%-5.063%, 10/18/11[1]	17,267,581	16,486,447
Tegrant Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.56%, 3/7/14[1]	4,294,129	2,834,125

		38,100,588

Metals & Mining—1.1%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 4.50%, 12/19/13[1]	8,290,060	7,157,082
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 1/28/10[1]	13,478,700	13,141,733

		20,298,815

F10 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Principal
	Amount	Value

Paper & Forest Products—1.4%
Abitibi-Consolidated Co. of Canada/Abitibi-Consolidated, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 11.50%, 3/31/09[1]	$17,707,833	$17,707,833
NewPage Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.563%, 11/5/14[1]	10,532,000	10,435,432

		28,143,265

Telecommunication Services—4.3%
Diversified Telecommunication Services—2.3%
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.051%, 5/31/14[1]	30,477,287	23,238,931
ITC DeltaCom Communications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.801%, 7/12/13[1]	22,387,500	20,630,081
Time Warner Telecom, Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.47%, 1/7/13[1]	3,046,509	2,918,175

		46,787,187

Wireless Telecommunication Services—2.0%
Alltel Communications, Inc., Sr. Sec. Credit Facilities Term Loan:
Tranche B-1, 5.208%, 5/15/15[1]	9,974,874	9,873,400
Tranche B-2, 5.564%, 5/15/15[1]	9,949,749	9,843,107
MetroPCS Wireless, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.75%, 11/4/13[1]	1,984,772	1,890,743
Telesat Canada, Sr. Sec. Credit Facilities Term Loan, Tranche B, 1.50%-5.80%, 10/23/14[1]	17,274,622	16,490,509
Telesat Canada, Sr. Sec. Credit Facilities Term Loan, Delayed Draw, Tranche B, 1.50%-5.81%, 10/23/14[1]	1,888,108	1,802,402

		39,900,161

Utilities—7.3%
Electric Utilities—7.3%
Ashmore Energy International, Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.801%, 3/30/14[1]	18,533,134	17,050,484
Ashmore Energy, Inc., Sr. Sec. Credit Facilities Revolving Credit Loan Term Loan, 5.801%, 3/30/14[1]	195,731	180,073
Calpine Construction Finance Co. LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.801%, 8/26/09[1]	18,275,742	18,367,121
Guadalupe Power Plant, Inc., Sr. Sec. Credit Facilities Term Loan, 4.688%, 12/31/09[1,2]	6,525,069	6,296,692
Kelson Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.06%, 3/8/13[1]	8,000,000	7,768,000
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.301%, 8/16/13[1]	11,000,000	9,634,163
Liberty Electric Power LLC, Sr. Sec. Credit Facilities Term Loan, 5.801%, 10/30/14[1]	22,322,936	21,150,982

F11 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Electric Utilities Continued
MACH Gen LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.638%, 2/22/14[1]	$7,673,392	$7,368,375
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.14%, 2/15/15[1]	3,000,000	2,880,000
MACH Gen LLC, Sr. Sec. Credit Facilities Letter of Credit Term Loan, 4.801%, 2/22/14[1]	807,103	775,021
Riverside Energy Center LLC/Rocky Mountain Energy Center LLC, Sr. Sec. Credit Facilities Term Loan, 7.049%, 6/24/11[1,2]	16,866,450	16,950,782
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Letter of Credit Term Loan, 7.149%, 6/24/11[1,2]	1,437,183	1,444,369
Rocky Mountain Energy Corp., Sr. Sec. Credit Facilities Term Loan, 7.049%, 6/24/11[1,2]	9,117,890	9,163,480
Texas Competitive Electric Holdings Company LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche B1, 5.961%-6.301%, 10/10/14[1]	4,987,437	4,691,308
Tranche B2, 5.961%-6.478%, 10/10/14[1]	1,937,738	1,826,319
Tranche B3, 6.234%-6.478%, 10/10/14[1]	13,916,939	13,073,225
USPF Holdings LLC, Sr. Sec. Credit Facilities Term Loan, 4.209%-4.211%, 4/11/14[1,2]	6,571,941	6,046,186

		144,666,580

Total Corporate Loans (Cost $2,075,099,176)		1,859,495,003

Corporate Bonds and Notes—1.8%
Cognis GmbH, 4.776% Sr. Sec. Bonds, 9/15/13[1,2]	1,750,000	1,583,750
Dole Food Co., Inc., 8.625% Sr. Nts., 5/1/09	17,030,000	16,753,267
LightPoint CLO Ltd. VII, 6.676% Collateralized Loan Obligations, Series 2007-7A, Cl. D, 5/15/21[1,2]	4,500,000	2,344,500
Paxson Communications Corp., 9.041% Sr. Sec. Nts., 1/15/13[1,4]	5,000,000	3,200,000
XM Satellite Radio, Inc., 7.373% Sr. Unsec. Nts., 5/1/13[1]	12,000,000	12,135,000

Total Corporate Bonds and Notes (Cost $39,384,231)		36,016,517

	Shares

Investment Company—10.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 2.67%[5,6] (Cost $214,566,851)	214,566,851	214,566,851

Total Investments, at Value (Cost $2,329,050,258)	106.1%	2,110,078,371

Liabilities in Excess of Other Assets	(6.1)	(122,217,187)

Net Assets	100.0%	$1,987,861,184

Industry classifications are unaudited.

F12 | OPPENHEIMER SENIOR FLOATING RATE FUND

Footnotes to Statement of Investments

1.	Represents the current interest rate for a variable or increasing rate security.

2.	Illiquid security. The aggregate value of illiquid securities as of July 31, 2008 was $408,848,439, which represents 20.57% of the Fund’s net assets. See Note 6 of accompanying Notes.

3.	Issue is in default. See Note 1 of accompanying Notes.

4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,200,000 or 0.16% of the Fund’s net assets as of July 31, 2008.

5.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended July 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	July 31, 2007	Additions	Reductions	July 31, 2008

Oppenheimer Institutional Money Market Fund, Cl. E	—	1,973,366,851	1,758,800,000	214,566,851

		Dividend
	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$214,566,851	$6,204,077

6.	Rate shown is the 7-day yield as of July 31, 2008.
See accompanying Notes to Financial Statements.

F13 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES July 31, 2008

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,114,483,407)	$1,895,511,520
Affiliated companies (cost $214,566,851)	214,566,851

2,110,078,371

Cash	7,020,223

Receivables and other assets:
Investments sold	55,383,229
Interest, dividends and principal paydowns	13,244,663
Other	94,021

Total assets	2,185,820,507

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	156,276,165
Investments purchased	39,060,309
Dividends	375,049
Distribution and service plan fees	264,040
Shareholder communications	232,178
Transfer and shareholder servicing agent fees	199,108
Trustees’ compensation	14,101
Other	1,538,373

Total liabilities	197,959,323

Net Assets	$1,987,861,184

Composition of Net Assets

Par value of shares of beneficial interest	$240,390

Additional paid-in capital	2,471,813,002

Accumulated net investment loss	(860,596)

Accumulated net realized loss on investments	(264,359,725)

Net unrealized depreciation on investments	(218,971,887)

Net Assets	$1,987,861,184

F14 | OPPENHEIMER SENIOR FLOATING RATE FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $855,905,262 and 103,554,434 shares of beneficial interest outstanding)	$8.27
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)	$8.57

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $149,857,552 and 18,127,402 shares of beneficial interest outstanding)	$8.27

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $976,602,530 and 118,041,941 shares of beneficial interest outstanding)	$8.27

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $5,495,840 and 665,926 shares of beneficial interest outstanding)	$8.25
See accompanying Notes to Financial Statements.

F15 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS For the Year Ended July 31, 2008

Investment Income
Interest	$217,357,190

Dividends from affiliated companies	6,204,077

Other income	2,384,447

Total investment income	225,945,714

Expenses
Management fees	17,501,104

Distribution and service plan fees:
Class A	2,705,882
Class B	1,508,486
Class C	10,246,533

Transfer and shareholder servicing agent fees:
Class A	1,108,868
Class B	314,500
Class C	1,185,713
Class Y	10,947

Shareholder communications:
Class A	290,628
Class B	89,437
Class C	312,493
Class Y	2,858

Interest expense	2,955,674

Custodian fees and expenses	726,712

Trustees’ compensation	62,782

Administration service fees	1,500

Other	1,300,289

Total expenses	40,324,406
Less waivers and reimbursements of expenses	(2,939,360)

Net expenses	37,385,046

Net Investment Income	188,560,668

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(214,345,398)
Swap contracts	9,094,688
Increase from payment by affiliate	68,855

Net realized loss	(205,181,855)

Net change in unrealized appreciation (depreciation) on:
Investments	(55,856,791)
Unfunded loan commitments	34,353

Net change in unrealized depreciation	(55,822,438)

Net Decrease in Net Assets Resulting from Operations	$(72,443,625)

See accompanying Notes to Financial Statements.

F16 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended July 31,	2008	2007
Operations
Net investment income	$188,560,668	$267,868,348

Net realized loss	(205,181,855)	(12,294,267)

Net change in unrealized depreciation	(55,822,438)	(171,245,030)

Net increase (decrease) in net assets resulting from operations	(72,443,625)	84,329,051

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(83,437,263)	(123,304,579)
Class B	(12,962,980)	(19,957,641)
Class C	(89,596,911)	(125,485,560)
Class Y	(1,637,663)	(839,665)

	(187,634,817)	(269,587,445)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(493,999,831)	28,838,106
Class B	(78,548,934)	(58,025,689)
Class C	(565,763,057)	74,276,311
Class Y	(52,982,600)	61,782,257

	(1,191,294,422)	106,870,985

Net Assets
Total decrease	(1,451,372,864)	(78,387,409)

Beginning of period	3,439,234,048	3,517,621,457

End of period (including accumulated net investment loss of $860,596 and $80,051, respectively)	$1,987,861,184	$3,439,234,048

See accompanying Notes to Financial Statements.

F17 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF CASH FLOWS For the Year Ended July 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(72,443,625)

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,303,843,543)
Proceeds from disposition of investment securities	3,203,755,911
Short-term investment securities, net	(237,267,101)
Premium amortization	836,975
Discount accretion	(4,067,681)
Net realized loss on investments	205,181,855
Net change in unrealized depreciation on investments	55,856,791
Net change in unrealized appreciation on unfunded loan commitments	(34,353)
Decrease in interest receivable	18,709,420
Decrease in receivable for securities sold	113,970,797
Increase in other assets	(75,429)
Decrease in payable for securities purchased	(105,993,804)
Decrease in payable for accrued expenses	(77,350)

Net cash provided by operating activities	1,874,508,863

Cash Flows from Financing Activities
Proceeds from bank borrowings	1,493,800,000
Payments on bank borrowings	(1,604,100,000)
Proceeds from shares sold	290,774,402
Payments on shares redeemed	(2,016,442,454)
Cash distributions paid	(76,656,635)

Net cash used in financing activities	(1,912,624,687)

Net decrease in cash	(38,115,824)

Cash, beginning balance	45,136,047

Cash, ending balance	$7,020,223

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $111,325,306.
Cash paid for interest on bank borrowings—$3,341,906.
See accompanying Notes to Financial Statements.

F18 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS

Class A Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$9.11	$9.54	$9.54	$9.56	$9.24

Income (loss) from investment operations:
Net investment income	.62 [1]	.69 [1]	.66 [1]	.53 [1]	.49
Net realized and unrealized gain (loss)	(.85)	(.42)	—	(.02)	.30

Total from investment operations	(.23)	.27	.66	.51	.79

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.61)	(.70)	(.66)	(.53)	(.47)

Net asset value, end of period	$8.27	$9.11	$9.54	$9.54	$9.56

Total Return, at Net Asset Value[2]	(2.68)%	2.75%	7.10%	5.45%	8.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$855,905	$1,460,069	$1,513,036	$1,038,746	$376,001

Average net assets (in thousands)	$1,179,865	$1,687,143	$1,292,028	$776,029	$146,224

Ratios to average net assets:[3]
Net investment income	7.11%	7.26%	6.88%	5.63%	5.56%
Total expenses	1.16%[4]	1.07%[4]	1.11%	1.09%	1.19%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	0.97%	0.97%	0.89%	0.99%

Portfolio turnover rate	50%	105%	104%	114%	155%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2008	1.17%
Year Ended July 31, 2007	1.07%
See accompanying Notes to Financial Statements.

F19 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class B Year Ended July 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$9.12	$9.54	$9.54	$9.56	$9.24

Income (loss) from investment operations:
Net investment income	.57 [1]	.64 [1]	.60 [1]	.48 [1]	.46
Net realized and unrealized gain (loss)	(.87)	(.42)	—	(.02)	.28

Total from investment operations	(.30)	.22	.60	.46	.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.64)	(.60)	(.48)	(.42)

Net asset value, end of period	$8.27	$9.12	$9.54	$9.54	$9.56

Total Return, at Net Asset Value[2]	(3.37)%	2.27%	6.49%	4.86%	8.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$149,858	$247,726	$318,312	$344,337	$277,043

Average net assets (in thousands)	$201,066	$295,655	$334,997	$327,996	$201,260

Ratios to average net assets:[3]
Net investment income	6.48%	6.71%	6.27%	5.06%	5.04%
Total expenses	1.76%[4]	1.65%[4]	1.68%	1.66%	1.76%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.55%	1.54%	1.46%	1.56%

Portfolio turnover rate	50%	105%	104%	114%	155%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2008	1.77%
Year Ended July 31, 2007	1.65%
See accompanying Notes to Financial Statements.

F20 | OPPENHEIMER SENIOR FLOATING RATE FUND

Class C Year Ended July 31,	2008	2007		2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$9.12	$9.55		$9.55	$9.57	$9.25

Income (loss) from investment operations:
Net investment income	.58 [1]	.64	[1]	.61 [1]	.48 [1]	.45
Net realized and unrealized gain (loss)	(.87)	(.42)		—	(.02)	.29

Total from investment operations	(.29)	.22		.61	.46	.74

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.56)	(.65)		(.61)	(.48)	(.42)

Net asset value, end of period	$8.27	$9.12		$9.55	$9.55	$9.57

Total Return, at Net Asset Value[2]	(3.28)%	2.24%		6.56%	4.92%	8.21%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$976,602	$1,672,484		$1,686,272	$1,350,656	$615,744

Average net assets (in thousands)	$1,365,398	$1,843,725		$1,542,199	$1,065,783	$346,347

Ratios to average net assets:[3]
Net investment income	6.60%	6.76%		6.36%	5.11%	5.05%
Total expenses	1.68%[4]	1.58	% [4]	1.61%	1.60%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.57%	1.48%		1.47%	1.40%	1.51%

Portfolio turnover rate	50%	105%		104%	114%	155%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2008	1.69%
Year Ended July 31, 2007	1.58%
See accompanying Notes to Financial Statements.

F21 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y Year Ended July 31,	2008	2007	2006[1]

Per Share Operating Data
Net asset value, beginning of period	$9.11	$9.54	$9.54

Income (loss) from investment operations:
Net investment income[2]	.69	.69	.47
Net realized and unrealized gain (loss)	(.93)	(.39)	—

Total from investment operations	(.24)	.30	.47

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.73)	(.47)

Net asset value, end of period	$8.25	$9.11	$9.54

Total Return, at Net Asset Value[3]	(2.78)%	3.14%	5.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,496	$58,955	$1

Average net assets (in thousands)	$21,397	$11,372	$1

Ratios to average net assets:[4]
Net investment income	7.69%	7.34%	7.33%
Total expenses	0.87%[5]	0.82%[5]	0.96%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.76%	0.72%	0.85%

Portfolio turnover rate	50%	105%	104%

1.	For the period from November 28, 2005 (inception of offering) to July 31, 2006.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended July 31, 2008	0.88%
Year Ended July 31, 2007	0.82%
See accompanying Notes to Financial Statements.

F22 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Senior Floating Rate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to an early withdrawal charge (“EWC”). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a EWC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares 72 months after the end of the month in which you purchase them.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the closing price reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing “bid” and “asked” prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the “bid” and “asked” prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets

F23 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an exchange are valued at the acquired investment company’s net asset value per share. “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
Senior Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus borrowings for investment purposes) in floating rate Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets (plus borrowings for investment purposes) in uncollateralized floating rate Senior Loans. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The Senior Loans pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates. Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning the Fund may not be able to value them accurately or to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
     As of July 31, 2008, securities with an aggregate market value of $1,859,495,003, representing 93.54% of the Fund’s net assets were comprised of Senior Loans, of which $404,920,189 representing 20.37% of the Fund’s net assets, were illiquid.
Security Credit Risk. Senior loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due. The Fund’s investments in senior loans are subject to risk of default. As of July 31, 2008, securities with an aggregate market value of $34,979,214, representing 1.76% of the Fund’s net assets, were in default.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund’s investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF’s

F24 | OPPENHEIMER SENIOR FLOATING RATE FUND

Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund’s Statement of Assets and Liabilities.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$—	$—	$258,599,042	$224,732,569

1.	As of July 31, 2008, the Fund had $98,817,540 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2010	$10,765,372
2011	26,003,298
2014	4,679,034
2015	6,897,861
2016	50,471,975

Total	$98,817,540

F25 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued

2.	As of July 31, 2008, the Fund had $159,781,502 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended July 31, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended July 31, 2007, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for July 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction to	Net Investment	Realized Loss
Paid-in Capital	Income	on Investments

$607,869	$1,706,396	$2,314,265
The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

	Year Ended	Year Ended
	July 31, 2008	July 31, 2007

Distributions paid from:
Ordinary income	$187,634,817	$269,587,445
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,334,810,940

Gross unrealized appreciation	$4,396,075
Gross unrealized depreciation	(229,128,644)

Net unrealized depreciation	$(224,732,569)

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in

F26 | OPPENHEIMER SENIOR FLOATING RATE FUND

other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F27 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest
Each quarter the Fund intends to make a “Repurchase Offer” to repurchase a portion of the Fund’s outstanding shares from shareholders. The Repurchase Offers are designed to provide some liquidity for Fund investors who wish to sell some or all of their shares. The Fund has adopted the following fundamental policies concerning periodic repurchase offers:
•	The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act of 1940 (as that rule may be amended from time to time).

•	Repurchase offers shall be made at periodic intervals of three months between repurchase request deadlines. The deadlines will be at the time on a regular business day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund’s Board of Trustees.

•	The repurchase pricing date for a particular Repurchase Offer shall be not more than 14 days after the repurchase request deadline for the repurchase offer. If that day is not a regular business day, then the repurchase pricing date will be the following business day.
Each quarter, the Fund’s Board will determine the number of shares that the Fund will offer to repurchase in a particular Repurchase Offer. The Repurchase Offer amount will be at least 5% but not more than 25% of the total number of shares of all classes of the Fund (in the aggregate) outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the shares outstanding on the repurchase request deadline.
For the year ended July 31, 2008, the Fund extended four Repurchase Offers:

	Percentage of	Amount of
Repurchase	Outstanding Shares	Shares the	Number of
Request	the Fund Offered	Fund Offered	Shares Tendered
Deadlines	to Repurchase	to Repurchase	(all classes)

July 31, 2008	25%	64,856,692	19,370,242
April 30, 2008	25	71,712,855	35,420,490
January 31, 2008	25	86,538,321	66,544,763
October 31, 2007	25	98,444,088	57,862,782
The Fund is authorized to issue an unlimited number of shares of each class and at the date of this report has registered 903,615,584 shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Amount	Shares	Amount

Class A
Sold	18,699,923	$165,087,834	82,069,921	$782,226,772
Dividends and/or distributions reinvested	5,377,747	47,058,278	7,445,864	70,687,055
Repurchased	(80,733,823)	(706,145,943)	(87,923,093)	(824,075,721)

Net increase (decrease)	(56,656,153)	$(493,999,831)	1,592,692	$28,838,106

F28 | OPPENHEIMER SENIOR FLOATING RATE FUND

	Year Ended July 31, 2008		Year Ended July 31, 2007
	Shares	Amount	Shares	Amount

Class B
Sold	1,321,372	$11,645,785	6,315,690	$60,203,397
Dividends and/or distributions reinvested	1,021,712	8,931,096	1,456,164	13,837,604
Repurchased	(11,386,852)	(99,125,815)	(13,957,612)	(132,066,690)

Net decrease	(9,043,768)	$(78,548,934)	(6,185,758)	$(58,025,689)

Class C
Sold	11,994,062	$106,635,301	60,821,455	$580,101,497
Dividends and/or distributions reinvested	6,165,709	54,027,718	8,354,307	79,413,683
Repurchased	(83,414,228)	(726,426,076)	(62,454,187)	(585,238,869)

Net increase (decrease)	(65,254,457)	$(565,763,057)	6,721,575	$74,276,311

Class Y
Sold	844,888	$7,405,482	6,679,603	$63,649,783
Dividends and/or distributions reinvested	144,647	1,308,214	77,270	719,087
Repurchased	(6,796,675)	(61,696,296)	(283,912)	(2,586,613)

Net increase (decrease)	(5,807,140)	$(52,982,600)	6,472,961	$61,782,257

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended July 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$1,303,843,543	$3,203,755,911
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended July 31, 2008, the Fund paid $2,684,735 to OFS for services to the Fund.

F29 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
     Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of up to 0.75% on Class B and Class C shares. The Board of Trustees has currently set that fee rate at 0.50% of average annual net assets of the respective class per year under each plan but may increase it up to 0.75% in the future. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at June 30, 2008 for Class B and Class C shares were $7,132,866 and $39,974,810, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
Sales Charges. Front-end sales charges and early withdrawal charges (“EWC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the EWC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

F30 | OPPENHEIMER SENIOR FLOATING RATE FUND

		Class A	Class B	Class C
	Class A	Early	Early	Early
	Front-End	Withdrawal	Withdrawal	Withdrawal
	Sales Charges	Charges	Charges	Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

July 31, 2008	$163,030	$118,140	$351,166	$343,275
Waivers and Reimbursements of Expenses. Effective January 1, 2006, the Manager reduced its voluntary waiver of management fees from 0.20% of average annual net assets to 0.10% of average annual net assets. As a result of this agreement, the Fund was reimbursed $2,776,656 for the year ended July 31, 2008. The Manager may amend or terminate this voluntary waiver at any time.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended July 31, 2008, OFS waived $46 for Class Y shares. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended July 31, 2008, the Manager waived $162,658 for IMMF management fees.
     During the year ended July 31, 2008, the Manager voluntarily reimbursed the Fund $68,855 for certain transactions. The payment increased the Fund’s total return by less than 0.01%.
5. Swap Contracts
The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.
     Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

F31 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
5. Swap Contracts Continued
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps on a single security, or a basket of securities.
     In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying security. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events, or the cost of selling protection (paying the notional amount) when a credit event occurs, pricing transparency when assessing the cost of a credit default swap, and the need to fund the delivery obligation (either cash or defaulted securities).
     As of July 31, 2008, the Fund had no swap contracts outstanding.
6. Illiquid Securities
As of July 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
7. Loan Commitments
Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $1,185,154 at July 31, 2008. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the amount of unfunded loan commitments. Commitments of $1,185,154 are contractually obligated to fund by a specified date and have been included as Corporate Loans in the Statement of Investments.
8. Borrowings
The Fund can borrow money from banks in an amount up to one third its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund may borrow if necessary to obtain short-term credit to allow it to repurchase shares during Repurchase Offers, to manage cash flows, and to fund additional purchase commitments under Senior Loans. The Fund may also borrow to acquire additional investments (a technique known as “leverage”). The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price

F32 | OPPENHEIMER SENIOR FLOATING RATE FUND

more sensitive to interest changes. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $1.25 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.7228% as of July 31, 2008). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee for a liquidity backstop facility with respect to the total facility size. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notification.
Details of the borrowings for the year ended July 31, 2008 are as follows:

Average Daily Loan Balance	$57,760,656
Average Daily Interest Rate	4.9880%
Fees Paid	$580,509
Interest Paid	$3,341,906
As of July 31, 2008, the Fund had no borrowings outstanding.
9. Recent Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of July 31, 2008, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.
     In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.

F33 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS Continued
10. Change in Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Trustees of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.

F34 | OPPENHEIMER SENIOR FLOATING RATE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees and Shareholders of Oppenheimer Senior Floating Rate Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Senior Floating Rate Fund (the “Fund”), including the statement of investments, as of July 31, 2008, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of July 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Denver, Colorado
September 12, 2008

F35 | OPPENHEIMER SENIOR FLOATING RATE FUND

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F36 | OPPENHEIMER SENIOR FLOATING RATE FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended July 31, 2008 are eligible for the corporate dividend-received deduction.
     Dividends, if any, paid by the Fund during the fiscal year ended July 31, 2008 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2008, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
     Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended July 31, 2008, $182,018,495 or 97.01% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
15 | OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the
Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
16 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees (since 2003), Trustee (since 1999) Age: 71	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), Campus Crusade for Christ (non- profit) (since 1991); Former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992- 1997); U.S. Senator (January 1979-January 1991). Oversees 39 portfolios in the OppenheimerFunds complex.

George C. Bowen, Trustee (since 1999) Age: 72	Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 39 portfolios in the OppenheimerFunds complex.

Edward L. Cameron, Trustee (since 1999) Age: 70	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (financial services firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex.

Jon S. Fossel, Trustee (since 1999) Age: 66	Director of UNUMProvident (insurance company) (since June 2002); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following:

Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex.

Sam Freedman, Trustee (since 1999) Age: 67	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex.
17 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Richard F. Grabish, Trustee (since 2008) Age: 60	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 17 portfolios in the OppenheimerFunds complex.

Beverly L. Hamilton, Trustee (since 2005) Age: 61	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (since April 2002); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex.

Robert J. Malone, Trustee (since 2005) Age: 64	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996- April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 39 portfolios in the OppenheimerFunds complex.

F. William Marshall, Jr., Trustee (since 2000) Age: 66	Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); Trustee of Worcester Polytech Institute (since 1985); Chairman (since 1994) of the Investment Committee of the Worcester Polytech Institute (private university); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); and Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999). Oversees 41 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.
18 | OPPENHEIMER SENIOR FLOATING RATE FUND

John V. Murphy, Trustee, President and Principal Executive Officer (since 2001) Age: 59	Chairman, Chief Executive Officer and Director of the Manager (since June 2001); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation, Trinity Investment Management Corporation and Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 103 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack and Ms. Bloomberg, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey, Wixted Petersen, Szilagyi and Mss. Hui and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Margaret Hui, Vice President and Portfolio Manager (since 1999) Age: 50	Vice President of the Manager (since February 2005); formerly Assistant Vice President of the Manager (October 1999-February 2005); Vice President- Syndications of Sanwa Bank California (January 1998-September 1999). An officer of 2 portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President and Portfolio Manager (since 1999) Age: 44	Vice President of the Manager (since December 2000); a high yield bond analyst for the Manager (since January 1995); Vice President of HarbourView Asset Management Corporation (since September 2002); Assistant Vice President of the Manager (December 1996-November 2000). An officer of 2 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2004) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 1999) Age: 48	Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and
19 | OPPENHEIMER SENIOR FLOATING RATE FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Brian W. Wixted, Continued	OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer (since 2004) Age: 38	Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian C. Szilagyi, Assistant Treasurer (since 2005) Age: 38	Assistant Vice President of the Manager (since July 2004); Director of Financial Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of Compliance of Berger Financial Group LLC (May 2001-March 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary (since 2001) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 103 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary (since 2004) Age: 40	Vice President (since May 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services Inc. (formerly, PaineWebber Incorporated). An officer of 103 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary (since 2001) Age: 42	Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 103 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.525.7048.
20 | OPPENHEIMER SENIOR FLOATING RATE FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that George C. Bowen, the Chairman of the Board’s Audit Committee, and Edward L. Cameron, a member of the Board’s Audit Committee, are audit committee financial experts and that Messrs. Cameron and Bowen are “independent” for purposes of this Item 3.
Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $50,450 in fiscal 2008 and $46,750 in fiscal 2007.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during fiscal 2008 and $32,732 in fiscal 2007 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not Applicable. The Fund invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
          The Fund’s portfolio is managed by Arthur J. Zimmer, Joseph Welsh and Margaret Hui who are primarily responsible for the day-to-day management of the Fund’s investments
          Mr. Welsh has been a manager of the Fund’s portfolio since September 1999. Mr. Welsh has been a Vice President of the Manager since December 2000, a high yield bond analyst since January 1995, an Assistant Vice President of the Manager from December 1996 to November 2000 and a Vice President of HarbourView Asset Management Corporation since September 2002.
          Ms. Hui has been a portfolio manager of the Fund since October 1999, a Vice President of the Fund since August 2007 and a Vice President of the Manager since February 2005. Ms. Hui was an assistant Vice President of the Fund from October 1999 to August 2007 and was an Assistant Vice President of the Manager from October 1999 to February 2005. The Fund’s portfolio is managed by Arthur J. Zimmer, Joseph Welsh and Margaret Hui who are primarily responsible for the day-to-day management of the Fund’s investments.
In addition to managing the Fund’s investment portfolio, each Portfolio Manager also manages other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by each Portfolio Manager as of July 31, 2008. No account has a performance-based advisory fee:

Total
Assets in
		Total Assets in	Other	Other		Total
	Registered	Registered	Pooled	Pooled		Assets
	Investment	Investment	Investment	Investment	Other	in Other
Portfolio	Companies	Companies	Vehicles	Vehicles	Accounts	Accounts
Manager	Managed	Managed[1]	Managed	Managed[1]	Managed	Managed[2]

Joseph Welsh	1	$2,145.2	None	None	2	$452

Margaret Hui	1	$2,145.2	None	None	2	$452

1.	In millions.

2.	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.
As indicated above, the Portfolio Managers also manage other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund or account are the same as, or different from, the Fund’s investment objectives and strategies. For example, the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager’s compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.
The Fund’s Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts interests with the success of the funds and accounts and their shareholders. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of July 31, 2008 the Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.
To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The Lipper benchmark with respect to the Fund is Lipper — Loan Participation Funds. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

As of July 31, 2008 each Portfolio Manager beneficially owned shares of the Fund as follows:

Range of Shares Beneficially
Portfolio Manager	Owned in the Fund
Joseph Welsh	None
Margaret Hui	None
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

Total Number of
Shares Purchased as
			Part of Publicly	Maximum Number of Shares
	Total Number of	Average Price	Announced Plans or	that May Yet Be Purchased
Period	Shares Purchased	Paid per Share	Programs	Under the Plans or Programs
April 1, 2008	Class A – 16,012,964	25 Class A – $8.34	Class A – 16,012,964	0
through April	Class B – 2,506,485	Class B – $8.34	Class B – 2,506,485
30, 2008[1]	Class C – 16,875,348	Class C – $8.35	Class C – 16,875,348
	Class Y – 25,693	Class Y – $8.33	Class Y – 25,693
July 1, 2008	Class A – 8,735,426	Class A – $8.26	Class A – 8,735,426	0
through July	Class B – 1,217,824	Class B – $8.27	Class B – 1,217,824
31, 2008[2]	Class C – 9,397,606	Class C – $8.27	Class C – 9,397,606
	Class Y – 19,386	Class Y – $8.25	Class Y – 19,386
Total	Class A – 24,748,390	—	Class A – 24,748,390	0
	Class B – 3,724,309		Class B – 3,724,309
	Class C – 26,272,954		Class C – 26,272,954
	Class Y – 45,079		Class Y – 45,079

Footnotes

1 –	Date repurchase offer was announced: April 1, 2008

The share amount approved: up to twenty five percent (25%) of the aggregate of the Fund’s issued and outstanding Class A, Class B and Class C shares of beneficial interest — 71,712,855

The expiration date of the repurchase offer: on or before the close of the New York Stock Exchange on April 30, 2008

2 –	Date repurchase offer was announced: July 1, 2008

The share amount approved: up to twenty five percent (25%) of the aggregate of the Fund’s issued and outstanding Class A, Class B and Class C shares of beneficial interest — 64,856,692

The expiration date of the repurchase offer: on or before the close of the New York Stock Exchange on July 31, 2008

Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 07/31/2008, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1)	Exhibit attached hereto.

	(2)	Exhibits attached hereto.

	(3)	Not applicable.
(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Senior Floating Rate Fund

By:	/s/ John V. Murphy

John V. Murphy
Principal Executive Officer

Date:	09/12/2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy

John V. Murphy
Principal Executive Officer

Date:	09/12/2008

By:	/s/ Brian W. Wixted

Brian W. Wixted
Principal Financial Officer

Date:	09/12/2008